Refinancing and Extinguishment of Debt	12 Months Ended
Dec. 02, 2012
Refinancing and Extinguishment of Debt
Refinancing and Extinguishment of Debt

Note 14: Refinancing and Extinguishment of Debt

        Expenses related to refinancing and extinguishment of debt included non-cash charges of $1.9 million, $0.6 million and $2.7 million for fiscal 2012, 2011 and 2010, respectively, related to the write-off of debt issuance costs and original issue discount associated with the redemption of the Senior Notes that were repurchased during each of these fiscal years. The Company also recognized cash charges of $1.1 million, $0.3 million and $1.1 million for fiscal 2012, 2011 and 2010, respectively, which represent the premiums that were paid to repurchase these notes. See Note 8 for further details.